CONCENTRATIONS AND RISKS	12 Months Ended
Dec. 31, 2024
CONCENTRATIONS AND RISKS
CONCENTRATIONS AND RISKS

3.CONCENTRATIONS AND RISKS

(a)Concentration of customers and suppliers

Three customers represented 31.0%, 15.4% and 12.3%, respectively, of the total revenues for the year ended December 31, 2022. Two customers represented 31.3% and 25.0%, respectively, of the total revenues for the year ended December 31, 2023. One customer represented 29.8% of the total revenues for the year ended December 31, 2024. There are no suppliers from whom purchases individually represent greater than 10% of the total purchases of the Group for the years ended December 31, 2022, 2023 and 2024. Three customers accounted for 40.5%, 24.7% and 10.6%, respectively, of the total accounts receivable as of December 31, 2022. Four customers accounted for 24.5%, 16.5%, 16.1% and 13.3%, respectively, of the total accounts receivable as of December 31, 2023. Two customers accounted for 17.9% and 11.3%, respectively, of the total accounts receivable as of December 31, 2024.

(b)Concentration of credit risk

Financial instruments that potentially subject the Group to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivable. The Group invests its excess cash in low-risk, high credit quality and highly liquid securities, and places its cash and cash equivalents and short-term investments in the financial institutions which the management believes are of high credit quality. Securities of any given issuer valued at cost at the time of purchase should not exceed 5% of the market value of the portfolio or $1.0 million, whichever is greater. For purposes of this diversification restriction, securities of a parent company, subsidiaries, and entities acquired or merged will be combined. Credit risk arises from cash and cash equivalents, short-term investments, as well as credit exposures to customers, including outstanding receivables. The carrying amount of these financial assets represents the maximum amount of loss due to credit risk. Accounts receivable are typically unsecured and are derived from revenues earned directly from customers. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring processes of outstanding balances.

3.CONCENTRATIONS AND RISKS (continued)

(c)Currency convertibility risk

The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group’s cash and cash equivalents and short-term investments denominated in RMB that are subject to such government controls amounted to $162.1 million, $166.8 million and $126.6 million as of December 31, 2022, 2023 and 2024, respectively. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

(d)Foreign currency exchange rate risk

Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The depreciation of the RMB against the US$ was approximately 9%, 2% and 1% for the years ended December 31, 2022, 2023 and 2024, respectively. It is difficult to predict how market forces or the PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.